CLASS B LICENCE FOR THE PROVISION OF INTERNATIONAL TELECOMMUNICATIONS SERVICES

Licence File # 8190-P46-200606311

Issued in accordance with the provisions of the *Telecommunications Act* and decisions of the Commission pursuant to it.

POPstar Communications Canada Inc.

also carrying on business under the name of POPstar and Peopleline Inc., is hereby granted a Class B licence for the provision of international telecommunications services.

The licensee provides international telecommunications services to the public in Canada. The licensee neither: (a) operates telecommunications facilities used in transporting basic telecommunications service traffic between Canada and another country; nor (b) operates telecommunications equipment that converts basic international traffic from circuit switched minutes originating in Canada to non circuit switched traffic, or from non circuit switched traffic to circuit switched minutes terminating in Canada.

This licence is effective 9 June 2006 and shall remain in force until 30 June 2015.

This licence is not transferable except with the consent of the Commission.

This licence is subject to the conditions set out on the back hereof, which form an integral part of this licence.

Secretary General/Secrétaire générale

JUN 0 9 2006

Date

Canada

LICENCE DE CLASSE B POUR LA FOURNITURE DE SERVICES DE TÉLÉCOMMUNICATION INTERNATIONAUX

Dossier de licence n° 8190-P46-200606311

Délivrée conformément aux dispositions de la *Loi sur les télécommunications* et aux décisions prises par le Conseil en vertu de la Loi.

POPstar Communications Canada Inc.

exerçant également ses activités sous le nom de POPstar et Peopleline Inc., se voit par la présente attribuer une licence de classe B pour la fourniture de services de télécommunication internationaux.

La titulaire fournit au public des services de télécommunication internationaux au Canada. La titulaire n'exploite ni : a) des installations de télécommunication utilisées pour transporter du trafic de service de télécommunication de base entre le Canada et un autre pays, ni b) de l'équipement de télécommunication qui convertit le trafic international de base de minutes commutées par circuit en provenance du Canada en trafic commuté autrement que par circuit, ou de trafic commuté autrement que par circuit en minutes commutées par circuit à destination du Canada.

La licence entre en vigueur le 9 juin 2006 et le demeurera jusqu'au 30 juin 2015.

La licence ne peut être transférée qu'avec l'autorisation du Conseil.

La licence est assujettie aux conditions au verso qui font partie intégrante de la licence.

CERTIFIED TRUE COPY
COPIE CONFORME A L'ORIGINAL
MICHEL LAFRENIÈRE
167 749

of preventing or lessening competition unduly in Canada, or otherwise providing telecommunications services in a manner that has or is likely to have the effect of preventing or lessening competition unduly in Canada. The licensee shall file with the Commission, should it become necessary to investigate whether or not the licensee is engaging in practices having an anti-competitive effect in Canada, any information that the Commission may deem necessary.

2. The licensee shall comply with the requirements set out in Changes to the contribution regime, Decision CRTC 2000-745, 30 November 2000, as amended by Changes to the annual contribution reporting requirements, Decision CRTC 2002-35, 31 May 2002, and as amended from time to time by the Commission.

3. The licensee shall keep current the information required by the Commission in the application (affidavit) form for the issuance or renewal of basic international telecommunications licences, as amended from time to time by the Commission. The licensee shall file with the Commission particulars of any change to such information within 30 days of the licensee becoming aware of the change in question.

4. The licensee shall file with the Commission any information required to be filed, in such form as may be prescribed by the Commission. For example, the licensee shall comply with the telecommunications industry data collection process requirements set out in Telecom Circular CRTC 2003-1 and Telecom Circular CRTC 2005-4, as amended from time to time by the Commission.

cette entente ou cet arrangement a ou est susceptible d'avoir pour effet d'empêcher ou de réduire indûment la concurrence au Canada, ou de fournir autrement des services de télécommunication d'une manière qui a ou est susceptible d'avoir pour effet d'empêcher ou de réduire indûment la concurrence au Canada. La titulaire doit déposer auprès du Conseil tous les renseignements qu'il juge nécessaires pour enquêter, le cas échéant, sur toute pratique susceptible de constituer, de la part de la titulaire, un comportement anticoncurrentiel au Canada.

2. La titulaire doit respecter les exigences énoncées dans la décision Modifications au régime de contribution Décision CRTC 2000-745, 30 novembre 2000, modifiée par la décision Modification des exigences en matière de rapport annuel sur la contribution, Décision CRTC 2002-35, 31 mai 2002, et suivant les modifications subséquentes apportées par le Conseil.

3. La titulaire doit tenir à jour les renseignements que le Conseil exige dans le formulaire de demande (affidavit) servant à l'attribution ou au renouvellement d'une licence de services de télécommunication internationale de base, formulaire que le Conseil modifie de temps à autre. Dès que la titulaire apprend que ces renseignements ont changé, elle dispose de 30 jours pour en communiquer les détails au Conseil.

4. La titulaire doit déposer auprès du Conseil tous les renseignements qu'il exige, et ce, de la manière qu'il le prescrit. La titulaire doit, par exemple, se conformer aux exigences prévues dans le processus de collecte de données sur l'industrie des télécommunications, tel qu'il est énoncé dans les circulaires de télécom CRTC 2003-1 et 2005-4, et tel que modifié subséquemment par le Conseil.

CLASS B LICENCE FOR THE PROVISION OF INTERNATIONAL TELECOMMUNICATIONS SERVICES

Licence File # 8190-P46-200606311

Issued in accordance with the provisions of the *Telecommunications Act* and decisions of the Commission pursuant to it.

POPstar Communications Canada Inc.

also carrying on business under the name of POPstar and Peopleline Inc., is hereby granted a Class B licence for the provision of international telecommunications services.

The licensee provides international telecommunications services to the public in Canada. The licensee neither: (a) operates telecommunications facilities used in transporting basic telecommunications service traffic between Canada and another country; nor (b) operates telecommunications equipment that converts basic international traffic from circuit switched minutes originating in Canada to non circuit switched traffic, or from non circuit switched traffic to circuit switched minutes terminating in Canada.

This licence is effective 9 June 2006 and shall remain in force until 30 June 2015.

This licence is not transferable except with the consent of the Commission.

This licence is subject to the conditions set out on the back hereof, which form an integral part of this licence.

LICENCE DE CLASSE B POUR LA FOURNITURE DE SERVICES DE TÉLÉCOMMUNICATION INTERNATIONAUX

Dossier de licence n° 8190-P46-200606311

Délivrée conformément aux dispositions de la Loi sur les télécommunications et aux décisions prises par le Conseil en vertu de la Loi.

POPstar Communications Canada Inc.

exerçant également ses activités sous le nom de POPstar et Peopleline Inc., se voit par la présente attribuer une licence de classe B pour la fourniture de services de télécommunication internationaux.

La titulaire fournit au public des services de télécommunication internationaux au Canada. La titulaire n'exploite ni : a) des installations de télécommunication utilisées pour transporter du trafic de service de télécommunication de base entre le Canada et un autre pays, ni b) de l'équipement de télécommunication qui convertit le trafic international de base de minutes commutées par circuit en provenance du Canada en trafic commuté autrement que par circuit, ou de trafic commuté autrement que par circuit en minutes commutées par circuit à destination du Canada.

La licence entre en vigueur le 9 juin 2006 et le demeurera jusqu'au 30 juin 2015.

La licence ne peut être transférée qu'avec l'autorisation du Conseil.

La licence est assujettie aux conditions au verso qui font partie intégrante de la licence.

Secretary General/Secrétaire générale

JUN 09 2006

Date

or preventing or lessening competition unduly in Canada, or otherwise providing telecommunications services in a manner that has or is likely to have the effect of preventing or lessening competition unduly in Canada. The licensee shall file with the Commission, should it become necessary to investigate whether or not the licensee is engaging in practices having an anti-competitive effect in Canada, any information that the Commission may deem necessary.

2. The licensee shall comply with the requirements set out in Changes to the contribution regime, Decision CRTC 2000-745, 30 November 2000, as amended by Changes to the annual contribution reporting requirements, Decision CRTC 2002-35, 31 May 2002, and as amended from time to time by the Commission.

3. The licensee shall keep current the information required by the Commission in the application (affidavit) form for the issuance or renewal of basic international telecommunications licences, as amended from time to time by the Commission. The licensee shall file with the Commission particulars of any change to such information within 30 days of the licensee becoming aware of the change in question.

4. The licensee shall file with the Commission any information required to be filed, in such form as may be prescribed by the Commission. For example, the licensee shall comply with the telecommunications industry data collection process requirements set out in Telecom Circular CRTC 2003-1 and Telecom Circular CRTC 2005-4, as amended from time to time by the Commission.

cette entente ou cet arrangement a ou est susceptible d'avoir pour effet d'empêcher ou de réduire indûment la concurrence au Canada, ou de fournir autrement des services de télécommunication d'une manière qui a ou est susceptible d'avoir pour effet d'empêcher ou de réduire indûment la concurrence au Canada. La titulaire doit déposer auprès du Conseil tous les renseignements qu'il juge nécessaires pour enquêter, le cas échéant, sur toute pratique susceptible de constituer, de la part de la titulaire, un comportement anticoncurrentiel au Canada.

2. La titulaire doit respecter les exigences énoncées dans la décision Modifications au régime de contribution Décision CRTC 2000-745, 30 novembre 2000, modifiée par la décision Modification des exigences en matière de rapport annuel sur la contribution, Décision CRTC 2002-35, 31 mai 2002, et suivant les modifications subséquentes apportées par le Conseil.

3. La titulaire doit tenir à jour les renseignements que le Conseil exige dans le formulaire de demande (affidavit) servant à l'attribution ou au renouvellement d'une licence de services de télécommunication internationale de base, formulaire que le Conseil modifie de temps à autre. Dès que la titulaire apprend que ces renseignements ont changé, elle dispose de 30 jours pour en communiquer les détails au Conseil.

4. La titulaire doit déposer auprès du Conseil tous les renseignements qu'il exige, et ce, de la manière qu'il le prescrit. La titulaire doit, par exemple, se conformer aux exigences prévues dans le processus de collecte de données sur l'industrie des télécommunications, tel qu'il est énoncé dans les circulaires de télécom CRTC 2003-1 et 2005-4, et tel que modifié subséquemment par le Conseil.